UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act of 1934

July 13, 2016

Date of report (Date of earliest event reported)

Axsome Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37635	45-4241907
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Broadway, 9th Floor New York, New York (Address of principal executive offices)	10004 (Zip Code)

Registrant’s telephone number, including area code (212) 332-3241

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure

On July 13, 2016, Herriot Tabuteau, M.D., the Chief Executive Officer of Axsome Therapeutics, Inc. (the “Company”), will present at the Cantor Fitzgerald 2nd Annual Healthcare Conference to provide an overview of the Company’s business and late-stage clinical product candidates, AXS-02 and AXS-05. Attached as Exhibit 99.1 to this Current Report on Form 8-K is a copy of the materials to be used in connection with this presentation.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto), shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.     Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
99.1	Corporate Presentation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Axsome Therapeutics, Inc.

Dated: July 13, 2016	By:	/s/ Herriot Tabuteau, M.D.
	Name:	Herriot Tabuteau, M.D.
	Title:	Chief Executive Officer

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